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                                                                    EXHIBIT 10.2




                                FIRST AMENDMENT


                 FIRST AMENDMENT (this "Amendment"), dated as of August 21, 1997, among CAPSTAR BROADCASTING CORPORATION, a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC., a Delaware corporation ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the lenders party to the Amended and Restated Credit Agreement referred to below (the "Banks"), BANKBOSTON, N.A., as Managing Agent (in such capacity, the "Managing Agent"), NATIONSBANK OF TEXAS, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), THE BANK OF NEW YORK, as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, Parent, Holdings, the Borrower, the Banks, the Managing Agent, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of February 20, 1997 and amended and restated as of August 12, 1997 (the "Amended and Restated Credit Agreement"); and

                 WHEREAS, the parties hereto wish to amend the Amended and Restated Credit Agreement as herein provided;

                 NOW, THEREFORE, it is agreed:
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I.       Amendments and Modifications to Amended and Restated Credit Agreement

         1. Section 8.05(ii) of the Amended and Restated Credit Agreement is hereby amended by deleting the word "five" appearing therein and inserting the word "fifteen" in lieu thereof.

         2. Exhibit M to the Amended and Restated Credit Agreement shall be amended by deleting such Exhibit in its entirety and inserting in lieu thereof a new Exhibit M in the form of Schedule A hereto.

         3. Section 8.03 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause
(xi) thereof, (ii) deleting the period appearing at the end of clause (xii) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (xiii) immediately following existing clause (xii) thereof:

                 "(xiii) the Borrower may pay cash Dividends to Holdings so long as Holdings immediately uses such cash proceeds to pay cash Dividends to Parent and then only so long as Parent promptly uses such cash proceeds to pay fees and interest expenses owing in connection with that certain letter of credit agreement between Parent and BTCo, provided that no Default or Event of Default then exists or would result therefrom."

         4. Section 8.04 of the Amended and Restated Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause
(xv) thereof, (ii) deleting the period appearing at the end of clause (xvi) thereof an inserting "; and" in lieu thereof and (iii) inserting the following new clause (xvii) immediately following existing clause (xvi) thereof:

                 "(xvii) Indebtedness (including, without limitation, any reimbursement obligations related thereto) of Parent under that certain letter of credit agreement, between Parent and BTCo, and the related documents in an amount not to exceed $100,000,000."

         5. The definition of "RKZ Disposition" appearing in Section 10.01 of the Amended and Restated Credit Agreement is hereby amended by deleting the words "RKZ television station" appearing therein and inserting the words "television station WJSU" in lieu thereof.




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II.      Miscellaneous Provisions

         1. In order to induce the Banks to enter into this Amendment, each of Parent, Holdings and the Borrower hereby represents and warrants that:

                 (a) no Default or Event of Default exists as of the First Amendment Effective Date (as hereinafter defined), both before and after giving effect to this Amendment; and

                 (b) all of the representations and warranties contained in the Amended and Restated Credit Agreement and the other Credit Documents are true and correct in all material respects as of the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of Parent, Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.





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         6.  From and after the First Amendment Effective Date, all references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement as amended hereby.





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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       CAPSTAR BROADCASTING CORPORATION


                                       By  /s/
                                           -----------------------------------
                                           Title:


                                       CAPSTAR RADIO BROADCASTING
                                         PARTNERS, INC.


                                        By /s/
                                           -----------------------------------
                                           Title:


                                        CAPSTAR RADIO BROADCASTING
                                          PARTNERS, INC.


                                        By /s/
                                           -----------------------------------
                                           Title:


                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative
                                           Agent


                                        By /s/
                                           -----------------------------------
                                           Title:

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                                        BANKBOSTON, N.A.,
                                        Individually and as Managing Agent


                                        By  /s/
                                            -----------------------------------
                                            Title:


                                        NATIONSBANK OF TEXAS, N.A.,
                                        Individually and as Syndication Agent


                                        By  /s/
                                            -----------------------------------
                                            Title:


                                        THE BANK OF NEW YORK,
                                        Individually and as Documentation
                                          Agent


                                        By  /s/
                                            -----------------------------------
                                            Title: